UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 7, 2007

SERACARE LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-33045	33-0056054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 West Street West Bridgewater, MA	02379
(Address of principal executive offices)	(Zip Code)

(508) 580-1900

Registrant’s telephone number, including area code

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On June 7, 2007, SeraCare Life Sciences, Inc. (the “Company”) entered into a three-year Credit and Security Agreement, dated as of June 4, 2007, with Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as a lender and as the Administrative Agent (the “Credit Agreement”), pursuant to which a $10 million revolving loan facility (the “Revolving Loan Facility”) was made available to the Company. Obligations under the Credit Agreement are secured by substantially all the assets of the Company excluding the Company’s real property located at its West Bridgewater facility, which is subject to a separate mortgage. The Revolving Loan Facility, which may be used for working capital and other general corporate purposes, is governed by a borrowing base. As of June 11, 2007, the Company has not borrowed any amounts under the Revolving Loan Facility.

The loan bears interest at a rate per annum equal to 2.75% over LIBOR. Interest is payable monthly. Amounts under the Revolving Loan Facility may be repaid and re-borrowed until June 4, 2010. Mandatory prepayments of the Revolving Loan Facility are required any time the revolving loan outstanding balance exceeds the borrowing base.

The Credit Agreement contains standard representations, covenants and events of default for facilities of this type. Occurrence of an event of default allows the lenders to accelerate the payment of the loans and/or terminate the commitments to lend, in addition to the exercise of other legal remedies, including foreclosing on collateral.

The Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the attached exhibit.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2007	SERACARE LIFE SCIENCES, INC.

/s/ Gregory A. Gould
Gregory A. Gould,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Credit and Security Agreement, dated as of June 4, 2007, between SeraCare Life Sciences, Inc. and Merrill Lynch Capital as a lender and the Administrative Agent, excluding the annexes, exhibits, riders and schedules thereto.

99.1	Text of press release of SeraCare Life Sciences, Inc., issued June 11, 2007.

*	The annexes, exhibits, riders and schedules to this agreement have not been included herewith, but will be furnished supplementally to the Securities and Exchange Commission upon request.